UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	98-1250703 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)		V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 3, 2025, ESSA Pharma Inc. (the “Company”) convened a special meeting (the “Meeting”) of the holders of the Company’s common shares (the “Common Shares”, and the holders of such Common Shares, the “Shareholders”), the holders of stock options of the Company (the “Options”, and the holders of such Options, the “Optionholders”) and the holders of pre-funded Common Share purchase warrants of the Company (the “Warrants”, and the holders of such Warrants, the “Warrantholders” and, together with the Shareholders and the Optionholders, the “Securityholders”).

At the Meeting, the Securityholders were asked to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), to approve an arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp., and, solely for the limited purpose stated therein, XOMA Royalty Corporation pursuant to a business combination agreement dated July 13, 2025 and the plan of arrangement.

In addition, Shareholders were asked to consider and, if thought advisable, to pass, with or without variation (i) an ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement (the “Compensation Resolution”); and (ii) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, (1) a special resolution pursuant to Section 319(1) of the BCBCA to approve the voluntary liquidation and dissolution of the Company (the “Liquidation Resolution”), and (2) an ordinary resolution pursuant to Section 319(2) of the BCBCA to approve the appointment of PricewaterhouseCoopers LLP or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company with authorization for the board of directors of the Company to set the remuneration of the liquidator (the “Liquidator Resolution”).

Set forth below are the results of the Meeting:

Proposal 1 - The Arrangement Resolution

The Arrangement Resolution was approved, receiving the affirmative vote of (i) 28,306,892 of the votes cast by the Shareholders present in person or represented by proxy at the Meeting, (ii) 31,737,935 of the votes cast by Securityholders present in person or represented by proxy at the Meeting, voting together as a single class, and (iii) 28,207,784 of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”), which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. Votes were received as follows:

Shareholders

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
28,306,892	9,344	39,272	0

Securityholders

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
31,737,935	9,344	39,272	0

Shareholders, excluding the votes that must be excluded pursuant to MI 61-101

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
28,207,784	9,344	39,272	0

Proposal 2 - The Compensation Resolution

The Compensation Resolution was approved, receiving the affirmative vote of 28,217,530 of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. Votes were received as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
28,217,530	84,959	53,019	0

Proposal 3 - The Liquidation Resolution

The Liquidation Resolution was approved, receiving the affirmative vote of 28,289,102 of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. Votes were received as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
28,289,102	20,933	45,473	0

Proposal 4 - The Liquidator Resolution

The Liquidator Resolution was approved, receiving the affirmative vote of 28,295,504 of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. Votes were received as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
28,295,504	17,528	42,475	1

Item 8.01	Other Events.

On October 6, 2025, the Company issued a press release containing information about the voting results of the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction, and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, the Company’s business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. Forward-looking statements may be based on various material assumptions, and are subject to risks and uncertainties, including but not limited to those related to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno, XOMA Royalty or their respective directors or officers, including the effects of any outcomes related thereto; (iii) potential exposure or liability relating to the due bill communication matter that occurred on August 25, 2025, (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) the accuracy of the Company’s financial projections; (x) general business, market and economic conditions; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) competitive responses to the Transaction; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors,” a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xvii) the risks and uncertainties that are described in the definitive proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2025 (the “Definitive Proxy Statement”) and supplemental proxy statement dated September 24, 2025 (together with the Definitive Proxy Statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: October 6, 2025

	By:	/s/ David Wood
Name: David Wood
Title: Chief Financial Officer